BlackRock Focus Growth Fund, Inc.

(the “Fund”)

Supplement dated January 11, 2013

to the Statement of Additional Information dated December 28, 2012

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Manager” is revised as set forth below.

Lawrence Kemp is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of January 2, 2013.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lawrence Kemp	9	5	9	0	0	0
	$9.16 Billion	$391.5 Million	$2.05 Billion	$0	$0	$0

The subsection entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of January 2, 2013.

Portfolio Manager	Dollar Range
Lawrence Kemp	None

Shareholders should retain this Supplement for future reference.

SAI-FG-0113SUP